LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$387,750,000 (Approximate)

STRUCTURED ASSET SECURITIES CORP.

SERIES 2005-S2

SENIOR/SUBORDINATE CERTIFICATES

BACKED BY 2ND LIEN MORTGAGES

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

To 10% Call
		Initial	Est.	Payment		Target		Legal
		Coupon/	WAL(3)	Window(3)	C/E (4)	C/E (4)	Initial	Final	Ratings
Class	Size ($) (1)	Benchmark	(yrs.)	(mos.)	(%)	(%)	Margin(2)	Maturity(5)	(Moody’s/Fitch)
A1	197,873,000	1 M LIBOR	0.85	1-21	26.50%	53.00%	TBD	5/25/2035	Aaa/AAA
A2	95,938,000	1 M LIBOR	2.61	21-66	26.50%	53.00%	TBD	5/25/2035	Aaa/AAA
M1	20,387,000	1 M LIBOR	5.38	59-66	21.40%	42.80%	TBD	5/25/2035	Aa1/AA+
M2	10,793,000	1 M LIBOR	4.82	53-66	18.70%	37.40%	TBD	5/25/2035	Aa2/AA
M3	8,794,000	1 M LIBOR	4.55	49-66	16.50%	33.00%	TBD	5/25/2035	Aa3/AA-
M4	7,995,000	1 M LIBOR	4.39	46-66	14.50%	29.00%	TBD	5/25/2035	A1/A+
M5	7,595,000	1 M LIBOR	4.27	44-66	12.60%	25.20%	TBD	5/25/2035	A2/A
M6	5,996,000	1 M LIBOR	4.19	43-66	11.10%	22.20%	TBD	5/25/2035	A3/A-
M7	5,397,000	1 M LIBOR	4.13	42-66	9.75%	19.50%	TBD	5/25/2035	Baa1/BBB+
M8	4,597,000	1 M LIBOR	4.09	41-66	8.60%	17.20%	TBD	5/25/2035	Baa2/BBB+
M9	4,397,000	1 M LIBOR	4.06	40-66	7.50%	15.00%	TBD	5/25/2035	Baa3/BBB
M10	7,395,000	1 M LIBOR	4.02	39-66	5.65%	11.30%	TBD	5/25/2035	NR/BBB-
Not Offered Herein
B1	5,596,000	1 M LIBOR	3.98	38-66	4.25%	8.50%	TBD	5/25/2035	NR/BB+
B2	4,997,000	1 M LIBOR	3.95	38-66	3.00%	6.00%	TBD	5/25/2035	NR/BB

To Maturity
		Initial	Est.	Payment		Target		Legal
		Coupon/	WAL(3)	Window(3)	C/E (4)	C/E (4)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	(%)	Margin(2)	Maturity(5)	(Moody’s/Fitch)
A1	197,873,000	1 M LIBOR	0.85	1-21	26.50%	53.00%	TBD	5/25/2035	Aaa/AAA
A2	95,938,000	1 M LIBOR	2.93	21-146	26.50%	53.00%	TBD	5/25/2035	Aaa/AAA
M1	20,387,000	1 M LIBOR	6.13	59-129	21.40%	42.80%	TBD	5/25/2035	Aa1/AA+
M2	10,793,000	1 M LIBOR	5.20	53-123	18.70%	37.40%	TBD	5/25/2035	Aa2/AA
M3	8,794,000	1 M LIBOR	4.92	49-120	16.50%	33.00%	TBD	5/25/2035	Aa3/AA-
M4	7,995,000	1 M LIBOR	4.75	46-116	14.50%	29.00%	TBD	5/25/2035	A1/A+
M5	7,595,000	1 M LIBOR	4.62	44-113	12.60%	25.20%	TBD	5/25/2035	A2/A
M6	5,996,000	1 M LIBOR	4.53	43-109	11.10%	22.20%	TBD	5/25/2035	A3/A-
M7	5,397,000	1 M LIBOR	4.46	42-106	9.75%	19.50%	TBD	5/25/2035	Baa1/BBB+
M8	4,597,000	1 M LIBOR	4.41	41-102	8.60%	17.20%	TBD	5/25/2035	Baa2/BBB+
M9	4,397,000	1 M LIBOR	4.36	40-99	7.50%	15.00%	TBD	5/25/2035	Baa3/BBB
M10	7,395,000	1 M LIBOR	4.28	39-95	5.65%	11.30%	TBD	5/25/2035	NR/BBB-
Not Offered Herein
B1	5,596,000	1 M LIBOR	4.19	38-87	4.25%	8.50%	TBD	5/25/2035	NR/BB+
B2	4,997,000	1 M LIBOR	4.07	38-80	3.00%	6.00%	TBD	5/25/2035	NR/BB

(1)

Subject to a permitted variance of +/- 5% in aggregate.

(2)

On and after the first Distribution Date on which the aggregate unpaid principal balance of the mortgage loans as of the beginning of the related Collection Period is less than 10% of the sum of the aggregate principal balance of the mortgage loans as of the Cut-Off Date, the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), will have the option to purchase the remaining mortgage loans from the Trust.  If the Master Servicer has not exercised its optional termination right on the first Distribution Date on which the aggregate mortgage loan balance as of the beginning of the related Collection Period is less than 10% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date, the initial margin on each of the Class A1 and Class A2 Certificates will increase to 200% of its initial margin on the following Distribution Date and the initial margin on each of the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class B1 and Class B2 Certificates will increase to 150% of its initial margin on the following Distribution Date.

(3)

The Certificates will be priced assuming 100% of the Prepayment Assumption.  100% of the Prepayment Assumption assumes a speed of 20% CPR for the first month in the life of the loan, increasing to 35% CPR in month 12 and remaining constant thereafter.

(4)

The Credit Enhancement includes Overcollateralization of 3.00% on the Closing Date.

(5)

Assumes the Distribution Date one-month after the latest possible maturity date of any mortgage loan.

Summary of Terms

Issuer:	Structured Asset Securities Corporation, Series 2005-S2
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank National Association
Master Servicer:	Aurora Loan Services
Underwriter:	Lehman Brothers Inc.
Credit Risk Manager:	The MurrayHill Company
Distribution Date:	25th of each month, or the next succeeding business day First Distribution Date: May 25, 2005
Cut-Off Date:	April 1, 2005
Pricing Date:	On or about April 13, 2005
Closing Date:	April 29, 2005
Settlement Date:	April 29, 2005 through DTC, Euroclear or Cedel Bank
Delay Days:	0 Days on the Certificates
Accrual Period:

For each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on April 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Day Count:	Actual/360 for the Certificates
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee Rate:	0.50%; of the mortgage loan principal balance annually
Trustee Fee Rate:	0.0013%; of the mortgage loan principal balance annually
Credit Risk Manager Fee:	0.015%; of the mortgage loan principal balance annually
Certificates:

The Class A1, Class A2 (the “Senior Certificates”), Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10  (the “Class M Certificates”), Class B1 and Class B2 Certificates (the “Class B Certificates”, together with the Class M Certificates, the  “Subordinate Certificates” and together with the Senior Certificates, the “Certificates”)

Stepdown Date:	The later of (i) the Distribution Date upon which the Senior Enhancement Percentage is equal to or greater than the Targeted Senior Enhancement Percentage, or (ii) the 37th distribution date.
Principal Distribution Amount:

With respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event (as defined herein) is not in effect is equal to the lesser of (i) the aggregate certificate principal balance (before giving effect to any payments) and (ii) the excess of (x) the aggregate certificate principal balance (before giving effect to any payments) over (y) the current collateral balance (after giving effect to distributions on such date) minus the Overcollateralization Target.

Overcollateralization Target:

With respect to any Distribution Date prior to the Stepdown Date is equal to the initial OC, or approximately 3.00% of the Cut-Off Date collateral balance.  On or after the Stepdown Date or on any Distribution Date for which a Trigger Event is not in effect, the OC Target is equal to the greater of (1) 0.50% of the Cut-Off Date Balance and (2) the lesser of (i) 3.00% of the Cut-Off Date Balance and (ii) 6.00% of the current Collateral Balance.  For any Distribution Date on or after the Stepdown Date and for which a Trigger Event is in effect, the OC Target will be equal to the OC Target for the immediately preceding Distribution Date.

Overcollateralization Amount:

With respect to any Distribution Date is equal to the excess of (x) the current collateral balance over (y) the aggregate certificate principal balance after giving effect to distributions on such Distribution Date.

Senior Enhancement Percentage:

For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total principal amount of the Subordinate Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero) after giving effect to distributions on that Distribution Date, and the denominator of which is the aggregate collateral balance, at the end of the related Collection Period.

Targeted Senior Enhancement Percentage:	53.00% or two times the initial Credit Enhancement percentage for the Senior Certificates.
Coupon Rate:

For each class of Certificates, will be equal to the lesser of (i) one-month LIBOR plus its respective margin and (ii) the Net Funds Cap (as defined herein).  Interest for the Certificates will be calculated on an actual/360 basis.

Credit Enhancement:
	Certificates	Initial Credit Enhancement Percentage(1)	Target Enhancement Percentage(1)
	Senior Certificates	26.50%	53.00%
	Class M1	21.40%	42.80%
	Class M2	18.70%	37.40%
	Class M3	16.50%	33.00%
	Class M4	14.50%	29.00%
	Class M5	12.60%	25.20%
	Class M6	11.10%	22.20%
	Class M7	9.75%	19.50%
	Class M8	8.60%	17.20%
	Class M9	7.50%	15.00%
	Class M10	5.65%	11.30%
	Class B1	4.25%	8.50%
	Class B2	3.00%	6.00%
	(1) Includes Overcollateralization

Optional Redemption:

The transaction can be called by the Master Servicer on any Distribution Date following the month in which the current collateral balance of the mortgage loans is reduced to less than 10% of the Cut-Off Date collateral balance.

Denomination:	Minimum $25,000; increments of $1 in excess thereof for the Senior Certificates. Minimum $100,000; increments of $1,000 in excess thereof for the Class M and Class B Certificates.
SMMEA Eligibility:	None of the Certificates are expected to be SMMEA eligible.
ERISA Eligibility:	The Senior Certificates and the Class M Certificates are expected to be ERISA eligible.
Tax Status:	REMIC for Federal income tax purposes.

Principal Payment Priority

I.

Prior to the Stepdown Date, or whenever a Trigger Event (as defined herein) is in effect:

1)

All principal will be paid to the Class A1 and Class A2 Certificates, sequentially and in that order, until reduced to zero; and

2)

All remaining principal will be allocated to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class B1 and Class B2 Certificates, sequentially and in that order, until reduced to zero.

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect, the Principal Distribution Amount will be distributed as follows:

1)

To the Class A1 and Class A2 Certificates, sequentially and in that order, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

To the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class B1 and Class B2 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to its Target Enhancement Percentage.

Interest Payment Priority

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay the Servicing Fee and the Trustee Fee;

(2)

To pay Current Interest (as defined herein) and Carryforward Interest (as defined herein) to the Class A1 and Class A2 Certificates on a pro rata basis;

(3)

To pay Current Interest and Carryforward Interest to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class B1 and Class B2 Certificates, sequentially and in that order;

(4)

To pay the Credit Risk Manager Fee;

(5)

To pay to the Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the trust agreement;

(6)

Any interest remaining after the application of (1) through (5) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to achieve or maintain the Overcollateralization Target;

(7)

To pay concurrently in proportion to their respective Basis Risk Shortfall (as defined herein) and Unpaid Basis Risk Shortfall (as defined herein) amounts after giving effect to distributions already made on such Distribution Date, to the Class A1 and A2 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(8)

To pay sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class B1 and Class B2 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(9)

To pay sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class B1 and Class B2 Certificates any Deferred Amounts (as defined herein); and

(10)

To pay remaining amounts to the holder of the Class X Certificate.

Carryforward Interest

“Carryforward Interest” for each Class of Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Coupon Rate.

“Current Interest” for any Class of Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Coupon Rate during the related Accrual Period on the principal amount of that Class.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to (a) the weighted average of the Net Mortgage Rates (as defined herein) of the mortgage loans, as of the first day of the related collection period, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Net Mortgage Rate” with respect to any mortgage loan will be the mortgage rate thereof reduced by the sum of the Servicing Fee Rate, Credit Risk Manager Fee Rate and the Trustee Fee Rate.

Origination and Servicing

The majority of the mortgage loans were originated by Aurora (40.3%), Fieldstone (23.2%) and Accredited (14.6%), and are serviced by Aurora (38.6%), Wells Fargo (35.9%) and GMAC (23.2%).

Credit Risk Manager

The MurrayHill Company (“MurrayHill”) will act as a credit risk manager on behalf of the trust.  MurrayHill’s primary function will be to monitor and advise the servicers with respect to default management, and reporting for the benefit of the trust. The following summarizes some of MurrayHill’s monthly activities:

•

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•

Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class exceeds (b) the amount calculated under its Net Funds Cap (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Coupon Rate, limited by the Net Funds Cap, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for the Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Coupon Rate limited by the Net Funds Cap, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses are allocated in the following order: excess spread, overcollateralization and the Subordinate Certificates in inverse order of priority. The allocation of losses to a Class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount.”  The balance of the Senior Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Subordinate Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the principal amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the principal amount of such Class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a mortgage loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of Classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such Class and (ii) the amount of Subsequent Recoveries available after application to more senior Classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the current collateral balance of the mortgage loans is reduced to less than 10% of the Cut-Off Date collateral balance.  If the optional redemption is not exercised, beginning with the following Distribution Date, the margins on the Senior Certificates will increase to 200% of their initial margins and the margins on the Subordinate Certificates will increase to 150% of their initial margins.

Credit Enhancement

Subordination

The Senior Certificates will have limited protection by means of the subordination of the Subordinate Certificates.  The Senior Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Each Class of the Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and the Class B Certificates.  Each Class of Class B Certificates will be senior to all other Classes of Class B Certificates with a higher numerical designation.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate principal amount of all outstanding Certificates exceeds the aggregate loan balance, the Class M and Class B Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates in inverse order of priority, until all of the Class B Certificates have been reduced to zero and then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (the “Overcollateralization”).  Excess interest will be used to achieve or maintain the Overcollateralization Target.

The “OC Target” with respect to any Distribution Date prior to the Stepdown Date is equal to the initial OC, or approximately 3.00% of the cutoff date collateral balance.  On or after the Stepdown Date or on any Distribution Date for which a Trigger Event is not in effect, the OC Target is equal to the greater of (1) 0.50% of the Cut-Off Date Balance and (2) the lesser of (i) 3.00% of the Cut-Off Date Balance and (ii) 6.00% of the current Collateral Balance.  For any Distribution Date on or after the Stepdown Date and for which a Trigger Event is in effect, the OC Target will be equal to the OC Target for the immediately preceding Distribution Date.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate (as defined below) as of the last day of the immediately preceding month equals or exceeds 25.00% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses (as defined below) exceed:

Distribution Date

Loss Percentage

May 2008 to April 2009

4.50% for the first month, plus an additional 1/12th of 1.50% for each month thereafter

May 2009 to April 2010

6.00% for the first month, plus an additional 1/12th of

1.25% for each month thereafter

May 2010 to April 2011

7.25% for the first month, plus an additional 1/12th of

1.00% for each month thereafter

May 2011 to April 2012

8.25% for the first month, plus an additional 1/12th of

0.75% for each month thereafter

May 2013 and thereafter

             9.00% thereafter

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all mortgage loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of realized losses incurred on the mortgage loans from the Cut-Off Date through the last day of the related Collection Period by (y) the Cut-Off Date balance.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Bob Caldwell	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Matthew Lewis	(212) 526-7447
	Scott Stimpfel	(212) 526-5689
	Caroline Yao	(212) 526-6527

Sensitivity Analysis – To 10% Call

% PPA (1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	1.67	1.13	0.85	0.68	0.56
Window (mos)	1-43	1-28	1-21	1-16	1-13
Expected Final Mat.	11/25/2008	8/25/2007	1/25/2007	8/25/2006	5/25/2006

Class A2
Avg. Life (yrs)	7.47	4.75	2.61	1.85	1.49
Window (mos)	43-138	28-91	21-66	16-30	13-24
Expected Final Mat.	10/25/2016	11/25/2012	10/25/2010	10/25/2007	4/25/2007

Class M1
Avg. Life (yrs)	7.55	5.21	5.38	2.64	2.10
Window (mos)	44-138	43-91	59-66	30-34	24-27
Expected Final Mat.	10/25/2016	11/25/2012	10/25/2010	2/25/2008	7/25/2007

Class M2
Avg. Life (yrs)	7.55	5.14	4.82	3.10	2.33
Window (mos)	44-138	42-91	53-66	34-51	27-29
Expected Final Mat.	10/25/2016	11/25/2012	10/25/2010	7/25/2009	9/25/2007

Class M3
Avg. Life (yrs)	7.55	5.11	4.55	4.24	2.51
Window (mos)	44-138	41-91	49-66	51-51	29-31
Expected Final Mat.	10/25/2016	11/25/2012	10/25/2010	7/25/2009	11/25/2007

Class M4
Avg. Life (yrs)	7.55	5.09	4.39	4.24	2.68
Window (mos)	44-138	40-91	46-66	51-51	31-33
Expected Final Mat.	10/25/2016	11/25/2012	10/25/2010	7/25/2009	1/25/2008

Class M5
Avg. Life (yrs)	7.55	5.08	4.27	4.24	2.85
Window (mos)	44-138	39-91	44-66	51-51	33-36
Expected Final Mat.	10/25/2016	11/25/2012	10/25/2010	7/25/2009	4/25/2008

Class M6
Avg. Life (yrs)	7.55	5.06	4.19	4.21	3.16
Window (mos)	44-138	39-91	43-66	49-51	36-40
Expected Final Mat.	10/25/2016	11/25/2012	10/25/2010	7/25/2009	8/25/2008

Class M7
Avg. Life (yrs)	7.55	5.06	4.13	4.04	3.32
Window (mos)	44-138	39-91	42-66	47-51	40-40
Expected Final Mat.	10/25/2016	11/25/2012	10/25/2010	7/25/2009	8/25/2008

(1)

Scenarios are at the following percentages of the prepayment assumption defined on page 2.

Senisitivity Analysis – To 10% Call

% PPA (1)	50%	75%	100%	125%	150%

Class M8
Avg. Life (yrs)	7.55	5.05	4.09	3.90	3.32
Window (mos)	44-138	38-91	41-66	45-51	40-40
Expected Final Mat.	10/25/2016	11/25/2012	10/25/2010	7/25/2009	8/25/2008

Class M9
Avg. Life (yrs)	7.55	5.04	4.06	3.80	3.32
Window (mos)	44-138	38-91	40-66	43-51	40-40
Expected Final Mat.	10/25/2016	11/25/2012	10/25/2010	7/25/2009	8/25/2008

Class M10
Avg. Life (yrs)	7.55	5.04	4.02	3.68	3.32
Window (mos)	44-138	38-91	39-66	41-51	40-40
Expected Final Mat.	10/25/2016	11/25/2012	10/25/2010	7/25/2009	8/25/2008

Class B1
Avg. Life (yrs)	7.55	5.03	3.98	3.58	3.32
Window (mos)	44-138	37-91	38-66	40-51	40-40
Expected Final Mat.	10/25/2016	11/25/2012	10/25/2010	7/25/2009	8/25/2008

Class B2
Avg. Life (yrs)	7.55	5.02	3.95	3.51	3.32
Window (mos)	44-138	37-91	38-66	39-51	40-40
Expected Final Mat.	10/25/2016	11/25/2012	10/25/2010	7/25/2009	8/25/2008

(1)

 Scenarios are at the following percentages of the prepayment assumption defined on page 2.

Sensitivity Analysis – To 10% Call

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	1.35	0.87	0.62
Window (mos)	1-36	1-23	1-16
Expected Final Mat.	4/25/2008	3/25/2007	8/25/2006

Class A2
Avg. Life (yrs)	6.41	3.54	1.91
Window (mos)	36-120	23-77	16-31
Expected Final Mat.	4/25/2015	9/25/2011	11/25/2007

Class M1
Avg. Life (yrs)	6.48	5.16	2.80
Window (mos)	37-120	51-77	31-36
Expected Final Mat.	4/25/2015	9/25/2011	4/25/2008

Class M2
Avg. Life (yrs)	6.48	4.82	4.43
Window (mos)	37-120	48-77	36-55
Expected Final Mat.	4/25/2015	9/25/2011	11/25/2009

Class M3
Avg. Life (yrs)	6.48	4.69	4.57
Window (mos)	37-120	46-77	55-55
Expected Final Mat.	4/25/2015	9/25/2011	11/25/2009

Class M4
Avg. Life (yrs)	6.48	4.61	4.57
Window (mos)	37-120	44-77	55-55
Expected Final Mat.	4/25/2015	9/25/2011	11/25/2009

Class M5
Avg. Life (yrs)	6.48	4.55	4.43
Window (mos)	37-120	42-77	51-55
Expected Final Mat.	4/25/2015	9/25/2011	11/25/2009

Class M6
Avg. Life (yrs)	6.48	4.51	4.20
Window (mos)	37-120	41-77	48-55
Expected Final Mat.	4/25/2015	9/25/2011	11/25/2009

Class M7
Avg. Life (yrs)	6.48	4.47	4.05
Window (mos)	37-120	41-77	46-55
Expected Final Mat.	4/25/2015	9/25/2011	11/25/2009

Sensitivity Analysis – To 10% Call

% CPR	20%	30%	40%

Class M8
Avg. Life (yrs)	6.48	4.45	3.93
Window (mos)	37-120	40-77	44-55
Expected Final Mat.	4/25/2015	9/25/2011	11/25/2009

Class M9
Avg. Life (yrs)	6.48	4.44	3.85
Window (mos)	37-120	39-77	43-55
Expected Final Mat.	4/25/2015	9/25/2011	11/25/2009

Class M10
Avg. Life (yrs)	6.48	4.41	3.76
Window (mos)	37-120	39-77	41-55
Expected Final Mat.	4/25/2015	9/25/2011	11/25/2009

Class B1
Avg. Life (yrs)	6.48	4.38	3.67
Window (mos)	37-120	38-77	40-55
Expected Final Mat.	4/25/2015	9/25/2011	11/25/2009

Class B2
Avg. Life (yrs)	6.48	4.38	3.61
Window (mos)	37-120	38-77	39-55
Expected Final Mat.	4/25/2015	9/25/2011	11/25/2009

Sensitivity Analysis – To Maturity

% PPA (1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	1.67	1.13	0.85	0.68	0.56
Window (mos)	1-43	1-28	1-21	1-16	1-13
Expected Final Mat.	11/25/2008	8/25/2007	1/25/2007	8/25/2006	5/25/2006

Class A2
Avg. Life (yrs)	7.98	5.29	2.93	1.85	1.49
Window (mos)	43-228	28-177	21-146	16-30	13-24
Expected Final Mat.	4/25/2024	1/25/2020	6/25/2017	10/25/2007	4/25/2007

Class M1
Avg. Life (yrs)	8.04	5.75	6.13	2.64	2.10
Window (mos)	44-196	43-177	59-129	30-34	24-27
Expected Final Mat.	8/25/2021	1/25/2020	1/25/2016	2/25/2008	7/25/2007

Class M2
Avg. Life (yrs)	8.03	5.67	5.20	3.69	2.33
Window (mos)	44-185	42-170	53-123	34-111	27-29
Expected Final Mat.	9/25/2020	6/25/2019	7/25/2015	7/25/2014	9/25/2007

Class M3
Avg. Life (yrs)	8.02	5.63	4.92	6.85	2.51
Window (mos)	44-178	41-165	49-120	70-100	29-31
Expected Final Mat.	2/25/2020	1/25/2019	4/25/2015	8/25/2013	11/25/2007

Class M4
Avg. Life (yrs)	8.02	5.60	4.75	5.41	2.68
Window (mos)	44-177	40-160	46-116	59-88	31-33
Expected Final Mat.	1/25/2020	8/25/2018	12/25/2014	8/25/2012	1/25/2008

Class M5
Avg. Life (yrs)	8.02	5.57	4.62	4.82	2.85
Window (mos)	44-177	39-156	44-113	53-86	33-36
Expected Final Mat.	1/25/2020	4/25/2018	9/25/2014	6/25/2012	4/25/2008

Class M6
Avg. Life (yrs)	8.02	5.54	4.53	4.49	4.79
Window (mos)	44-177	39-150	43-109	49-83	36-87
Expected Final Mat.	1/25/2020	10/25/2017	5/25/2014	3/25/2012	7/25/2012

Class M7
Avg. Life (yrs)	8.02	5.52	4.46	4.28	5.46
Window (mos)	44-177	39-146	42-106	47-80	61-72
Expected Final Mat.	1/25/2020	6/25/2017	2/25/2014	12/25/2011	4/25/2011

(1)

Scenarios are at the following percentages of the prepayment assumption defined on page 2.

Sensitivity Analysis – To Maturity

% PPA (1)	50%	75%	100%	125%	150%

Class M8
Avg. Life (yrs)	8.02	5.49	4.41	4.13	4.75
Window (mos)	44-177	38-141	41-102	45-78	54-61
Expected Final Mat.	1/25/2020	1/25/2017	10/25/2013	10/25/2011	5/25/2010

Class M9
Avg. Life (yrs)	8.02	5.46	4.36	4.02	4.35
Window (mos)	44-177	38-136	40-99	43-75	50-59
Expected Final Mat.	1/25/2020	8/25/2016	7/25/2013	7/25/2011	3/25/2010

Class M10
Avg. Life (yrs)	8.02	5.41	4.28	3.87	3.98
Window (mos)	44-177	38-131	39-95	41-72	45-57
Expected Final Mat.	1/25/2020	3/25/2016	3/25/2013	4/25/2011	1/25/2010

Class B1
Avg. Life (yrs)	7.99	5.32	4.19	3.73	3.68
Window (mos)	44-177	37-121	38-87	40-66	42-52
Expected Final Mat.	1/25/2020	5/25/2015	7/25/2012	10/25/2010	8/25/2009

Class B2
Avg. Life (yrs)	7.83	5.20	4.07	3.60	3.47
Window (mos)	44-167	37-110	38-80	39-61	40-48
Expected Final Mat.	3/25/2019	6/25/2014	12/25/2011	5/25/2010	4/25/2009

(1)

Scenarios are at the following percentages of the prepayment assumption defined on page 2.

Sensitivity Analysis – To Maturity

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	1.35	0.87	0.62
Window (mos)	1-36	1-23	1-16
Expected Final Mat.	4/25/2008	3/25/2007	8/25/2006

Class A2
Avg. Life (yrs)	6.96	4.02	1.91
Window (mos)	36-201	23-172	16-31
Expected Final Mat.	1/25/2022	8/25/2019	11/25/2007

Class M1
Avg. Life (yrs)	7.03	5.63	2.80
Window (mos)	37-177	51-152	31-36
Expected Final Mat.	1/25/2020	12/25/2017	4/25/2008

Class M2
Avg. Life (yrs)	7.03	5.28	7.37
Window (mos)	37-177	48-145	36-122
Expected Final Mat.	1/25/2020	5/25/2017	6/25/2015

Class M3
Avg. Life (yrs)	7.03	5.14	5.81
Window (mos)	37-177	46-141	62-100
Expected Final Mat.	1/25/2020	1/25/2017	8/25/2013

Class M4
Avg. Life (yrs)	7.03	5.05	5.12
Window (mos)	37-177	44-137	55-97
Expected Final Mat.	1/25/2020	9/25/2016	5/25/2013

Class M5
Avg. Life (yrs)	7.03	4.98	4.72
Window (mos)	37-177	42-133	51-94
Expected Final Mat.	1/25/2020	5/25/2016	2/25/2013

Class M6
Avg. Life (yrs)	7.03	4.92	4.48
Window (mos)	37-177	41-128	48-91
Expected Final Mat.	1/25/2020	12/25/2015	11/25/2012

Class M7
Avg. Life (yrs)	7.03	4.87	4.32
Window (mos)	37-177	41-124	46-88
Expected Final Mat.	1/25/2020	8/25/2015	8/25/2012

Sensitivity Analysis – To Maturity

% CPR	20%	30%	40%

Class M8
Avg. Life (yrs)	7.03	4.83	4.19
Window (mos)	37-177	40-120	44-85
Expected Final Mat.	1/25/2020	4/25/2015	5/25/2012

Class M9
Avg. Life (yrs)	7.02	4.80	4.10
Window (mos)	37-177	39-116	43-82
Expected Final Mat.	1/25/2020	12/25/2014	2/25/2012

Class M10
Avg. Life (yrs)	6.97	4.73	3.97
Window (mos)	37-172	39-112	41-79
Expected Final Mat.	8/25/2019	8/25/2014	11/25/2011

Class B1
Avg. Life (yrs)	6.87	4.63	3.84
Window (mos)	37-159	38-103	40-73
Expected Final Mat.	7/25/2018	11/25/2013	5/25/2011

Class B2
Avg. Life (yrs)	6.71	4.53	3.71
Window (mos)	37-145	38-93	39-66
Expected Final Mat.	5/25/2017	1/25/2013	10/25/2010

Net Funds Cap Schedule (1)

Period	Net Funds Cap (%)	Period	Net Funds Cap (%)
1	9.62758	31	9.31811
2	9.31712	32	9.62872
3	9.62779	33	9.31812
4	9.31732	34	9.31813
5	9.31743	35	9.96077
6	9.62812	36	9.31814
7	9.31765	37	9.62875
8	9.62836	38	9.31815
9	9.31788	39	9.62877
10	9.31799	40	9.31817
11	10.31635	41	9.31817
12	9.31800	42	9.62879
13	9.62861	43	9.31819
14	9.31801	44	9.62880
15	9.62862	45	9.31820
16	9.31802	46	9.31821
17	9.31803	47	10.31660
18	9.62864	48	9.31822
19	9.31804	49	9.62884
20	9.62865	50	9.31824
21	9.31805	51	9.62885
22	9.31806	52	9.31825
23	10.31643	53	9.31826
24	9.31807	54	9.62887
25	9.62868	55	9.31827
26	9.31808	56	9.62889
27	9.62869	57	9.31829
28	9.31809	58	9.31830
29	9.31810	59	10.31669
30	9.62871	60	9.31831

(1)

Assumes 100% of the Prepayment Assumption as defined on page 2.

Excess Spread (1)(2)

Period	Excess Spread	Period	Excess Spread
1	6.44%	31	4.46%
2	6.17%	32	4.61%
3	6.07%	33	4.42%
4	5.80%	34	4.40%
5	5.66%	35	4.72%
6	5.65%	36	4.36%
7	5.37%	37	4.51%
8	5.38%	38	4.13%
9	5.14%	39	4.26%
10	5.13%	40	4.12%
11	5.50%	41	4.17%
12	5.01%	42	4.36%
13	5.11%	43	4.19%
14	4.92%	44	4.37%
15	5.03%	45	4.19%
16	4.84%	46	4.19%
17	4.81%	47	4.71%
18	4.93%	48	4.18%
19	4.74%	49	4.35%
20	4.86%	50	4.16%
21	4.61%	51	4.33%
22	4.65%	52	4.15%
23	5.11%	53	4.14%
24	4.60%	54	4.31%
25	4.75%	55	4.12%
26	4.56%	56	4.29%
27	4.70%	57	4.11%
28	4.52%	58	4.10%
29	4.50%	59	4.63%
30	4.65%	60	4.09%

(1)

Based on gradually increasing one-month LIBOR.

(2)

Assumes 100% of the Prepayment Assumption as defined on page 2.

SASCO 2005-S2 Collateral Summary – Aggregate

Total Number of Loans	8,110	Documentation Type
Total Outstanding Loan Balance	$399,742,540	Full	32.0%
Average Loan Principal Balance	$49,290	Other	68.0%
Fixed Rate	100.0%
Prepayment Penalty	24.9%	Loan Purpose
Weighted Average Coupon	10.1%	Purchase	85.0%
Weighted Average Original Term (mo.)	228	Cash Out Refinance/Debt Consolidation/Other	12.0%
Weighted Average Remaining Term (mo.)	227	Rate/Term Refinance	3.0%
Weighted Average Loan Age (mo.)	2
Weighted Average Combined LTV	97.2%	Geographic Distribution
Non-Zero Weighted Average FICO	685	(Other states account individually for less than
Non-Zero Weighted Average DTI	40.8%	4% of the balances as of 3/1/2005)
		CA	33.5%
		FL	7.1%
Lien Position		AZ	6.8%
Second	100.0%	NY	4.3%
		VA	4.2%
		TX	4.2%
Product Type
Balloon	70.9%	Occupancy Status
Fixed Rate	29.1%	Primary Home	78.2%
		Investment	19.0%
		Second Home	2.8%

Collateral information is as of a 3/1/2005.

Collateral Characteristics – Aggregate

Collateral characteristics are listed below as of 3/1/2005

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Balloon	5,691	$283,312,914.36	70.87%	10.044%	680	97.87%	36.56%
Fixed Rate	2,419	116,429,625.51	29.13	10.335	699	95.42	20.85
Total:	8,110	$399,742,539.87	100.00%	10.129%	685	97.16%	31.98%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
0.01 - 50,000.00	5,000	$145,793,784.08	36.47%	10.321%	683	96.59%	34.96%
50,000.01 - 100,000.00	2,531	176,908,034.86	44.26	10.001	681	97.89	31.87
100,000.01 - 150,000.00	458	54,402,437.88	13.61	9.954	696	97.56	25.71
150,000.01 - 200,000.00	102	17,560,466.43	4.39	10.327	699	94.70	32.34
200,000.01 - 250,000.00	13	3,075,744.49	0.77	10.460	722	92.45	0.00
250,000.01 - 300,000.00	2	547,380.32	0.14	12.011	755	95.00	0.00
300,000.01 - 350,000.00	3	956,227.70	0.24	9.952	764	91.57	34.51
450,000.01 - 500,000.00	1	498,464.11	0.12	7.375	724	88.24	100.00
Total:	8,110	$399,742,539.87	100.00%	10.129%	685	97.16%	31.98%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Purchase	6,886	$339,871,634.66	85.02%	10.177%	690	97.60%	28.62%
Cash Out Refinance	937	48,080,247.21	12.03	9.869	656	94.32	53.43
Rate/Term Refinance	287	11,790,658.00	2.95	9.810	668	95.89	41.47
Total:	8,110	$399,742,539.87	100.00%	10.129%	685	97.16%	31.98%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of 3/1/2005

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Primary Home	5,653	$312,554,415.06	78.19%	9.875%	676	98.04%	34.41%
Investment	2,184	76,026,470.69	19.02	11.051	719	93.78	22.17
Second Home	273	11,161,654.12	2.79	10.972	717	95.39	30.84
Total:	8,110	$399,742,539.87	100.00%	10.129%	685	97.16%	31.98%

Original Terms to Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
1 - 180	5,892	$290,031,363.27	72.55%	10.047%	680	97.82%	36.68%
181 - 240	112	4,585,788.44	1.15	9.802	648	96.36	53.45
241 - 360	2,106	105,125,388.16	26.30	10.370	703	95.35	18.08
Total:	8,110	$399,742,539.87	100.00%	10.129%	685	97.16%	31.98%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
1 - 180	5,892	$290,031,363.27	72.55%	10.047%	680	97.82%	36.68%
181 - 240	112	4,585,788.44	1.15	9.802	648	96.36	53.45
241 - 360	2,106	105,125,388.16	26.30	10.370	703	95.35	18.08
Total:	8,110	$399,742,539.87	100.00%	10.129%	685	97.16%	31.98%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of 3/1/2005

State Distributions (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
CA	1,763	$133,912,549.49	33.50%	9.835%	685	97.47%	27.08%
FL	697	28,344,946.57	7.09	10.357	693	95.21	25.08
AZ	722	27,054,944.46	6.77	10.464	698	95.98	30.76
NY	240	16,981,863.96	4.25	9.607	680	97.00	25.70
VA	287	16,857,799.38	4.22	10.400	688	97.30	21.54
TX	545	16,758,813.41	4.19	9.714	694	98.04	30.14
WA	345	15,615,595.78	3.91	10.213	682	97.08	47.36
CO	341	14,559,721.43	3.64	10.233	689	96.65	42.30
MD	264	13,737,643.56	3.44	10.470	680	97.20	33.39
IL	305	12,821,396.16	3.21	10.041	671	98.13	42.51
Other	2,601	103,097,265.67	25.79	10.407	682	97.41	38.33
Total:	8,110	$399,742,539.87	100.00%	10.129%	685	97.16%	31.98%

Original Combined Loan-to-Value Ratio*
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
<= 60.00	37	$2,128,126.56	0.53%	10.197%	690	29.47%	44.90%
60.01 - 70.00	10	549,964.04	0.14	9.389	659	67.61	16.16
70.01 - 80.00	96	6,514,304.48	1.63	8.603	700	78.33	9.53
80.01 - 85.00	98	4,349,660.70	1.09	9.253	698	84.36	14.71
85.01 - 90.00	935	35,529,161.80	8.89	9.945	697	89.72	14.29
90.01 - 100.00	6,934	350,671,322.29	87.72	10.188	684	98.88	34.35
Total:	8,110	$399,742,539.87	100.00%	10.129%	685	97.16%	31.98%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the 3/1/2005

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
541 - 560	1	$26,592.17	0.01%	11.875%	552	100.00%	100.00%
561 - 580	18	569,062.17	0.14	10.522	580	99.51	100.00
581 - 600	407	15,115,087.54	3.78	10.526	591	98.22	99.64
601 - 620	539	22,660,127.80	5.67	10.139	611	98.52	93.19
621 - 640	776	41,535,120.76	10.39	10.174	631	98.02	60.45
641 - 660	875	46,733,382.61	11.69	10.149	650	98.08	37.66
661 - 680	1,249	63,183,002.52	15.81	10.094	671	96.79	21.42
681 - 700	1,301	64,637,381.87	16.17	10.205	690	96.51	16.46
701 - 720	930	47,703,753.60	11.93	10.114	710	97.34	11.77
721 - 740	782	38,536,389.17	9.64	10.047	730	96.86	16.43
741 - 760	595	26,510,363.83	6.63	9.899	750	95.96	17.08
761 - 780	391	19,387,100.00	4.85	10.181	769	96.73	19.10
781 >=	246	13,145,175.83	3.29	9.893	793	95.67	30.58
Total:	8,110	$399,742,539.87	100.00%	10.129%	685	97.16%	31.98%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Single Family	4,913	$237,891,577.28	59.51%	10.041%	681	97.56%	32.91%
PUD	1,735	85,784,325.18	21.46	10.262	689	96.76	31.37
2-4 Family	824	46,149,408.42	11.54	10.310	701	95.67	30.78
Condo	638	29,917,228.99	7.49	10.163	687	97.40	28.23
Total:	8,110	$399,742,539.87	100.00%	10.129%	685	97.16%	31.98%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of 3/1/2005

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
Balloon	$205,331,074.07	$5,809,821.27	$40,973,652.44	$27,250,721.52	$63,828.81	$3,883,816.25	$283,312,914.36
Fixed Rate	94,959,641.26	3,043,914.60	7,494,284.62	10,388,830.47	79,510.06	463,444.50	116,429,625.51
Total:	$300,290,715.33	$8,853,735.87	$48,467,937.06	$37,639,551.99	$143,338.87	$4,347,260.75	$399,742,539.87

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 -12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
Balloon	72.48%	2.05%	14.46%	9.62%	0.02%	1.37%	70.87%
Fixed Rate	81.56	2.61	6.44	8.92	0.07	0.40	29.13
Total:	75.12%	2.21%	12.12%	9.42%	0.04%	1.09%	100.00%

Prepayment Penalty Description (Top 5)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
None	6,275	$300,290,715.33	75.12%	10.157%	693	96.57%	28.23%
6 Month Int. on Amount Prepaid >20% Orig. Bal.	1,835	99,451,824.54	24.88	10.045	660	98.93	43.31
Total:	8,110	$399,742,539.87	100.00%	10.129%	685	97.16%	31.98%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Stated	2,906	$157,070,283.08	39.29%	10.036%	692	98.17%	0.00%
Full	2,652	127,849,534.60	31.98	9.775	656	98.26	100.00
Limited	1,803	85,770,720.94	21.46	10.770	707	95.76	0.00
No Documentation	749	29,052,001.25	7.27	10.291	714	90.97	0.00
Total:	8,110	$399,742,539.87	100.00%	10.129%	685	97.16%	31.98%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of 3/1/2005

DTI Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Full Doc Loans:
<= 0.00	21	$1,302,616.88	1.02%	9.940%	706	97.98%	100.00%
0.01 - 5.00	1	56,360.88	0.04	13.000	731	100.00	100.00
5.01 - 10.00	7	460,677.22	0.36	9.616	644	99.50	100.00
10.01 - 15.00	17	903,729.54	0.71	9.865	659	93.50	100.00
15.01 - 20.00	28	1,395,926.20	1.09	10.128	661	96.90	100.00
20.01 - 25.00	75	3,431,861.19	2.68	10.027	674	96.62	100.00
25.01 - 30.00	122	6,057,503.58	4.74	9.638	672	94.91	100.00
30.01 - 35.00	241	10,834,625.81	8.47	9.624	675	95.35	100.00
35.01 - 40.00	417	18,581,290.85	14.53	9.778	663	98.57	100.00
40.01 - 45.00	623	30,029,106.26	23.49	9.948	660	98.76	100.00
45.01 - 50.00	870	41,825,553.32	32.71	9.828	636	98.86	100.00
50.01 - 55.00	228	12,837,315.97	10.04	9.250	669	99.56	100.00
55.01 - 60.00	2	132,966.90	0.10	9.796	697	100.00	100.00
Subtotal (Full Doc) :	2,652	$127,849,534.60	100.00%	9.775%	656	98.26%	100.00%

Non-Full Doc Loans:
<= 0.00	1,532	$68,186,800.14	25.08%	10.201%	717	93.78%	0.00%
0.01 - 5.00	18	681,070.59	0.25	10.351	709	95.42	0.00
5.01 - 10.00	12	546,054.61	0.20	10.057	690	94.48	0.00
10.01 - 15.00	41	1,308,192.99	0.48	10.864	724	95.10	0.00
15.01 - 20.00	77	2,572,201.21	0.95	10.209	709	95.47	0.00
20.01 - 25.00	172	7,006,654.57	2.58	10.697	708	95.96	0.00
25.01 - 30.00	269	10,380,591.57	3.82	10.507	703	96.35	0.00
30.01 - 35.00	461	21,167,866.37	7.79	10.624	701	96.51	0.00
35.01 - 40.00	816	40,902,408.99	15.04	10.489	696	97.08	0.00
40.01 - 45.00	1,230	69,064,843.05	25.40	10.408	688	97.90	0.00
45.01 - 50.00	806	48,257,625.52	17.75	9.860	688	98.86	0.00
50.01 - 55.00	23	1,800,437.66	0.66	9.923	685	97.16	0.00
55.01 - 60.00	1	18,258.00	0.01	10.000	760	100.00	0.00
Subtotal (Non-Full Doc):	5,458	$271,893,005.27	100.00%	10.295%	699	96.64%	0.00%
Total:	8,110	$399,742,539.87	100.00%	10.129%	685	97.16%	31.98%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of 3/1/2005

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
5.501 - 6.000	3	$162,249.55	0.04%	5.849%	667	98.19%	100.00%
6.001 - 6.500	6	269,417.05	0.07	6.447	739	96.00	100.00
6.501 - 7.000	31	1,571,028.75	0.39	6.867	698	98.25	89.12
7.001 - 7.500	40	2,962,574.51	0.74	7.348	707	94.60	89.11
7.501 - 8.000	122	7,538,292.15	1.89	7.925	717	91.54	48.03
8.001 - 8.500	204	11,762,604.24	2.94	8.346	705	92.54	48.84
8.501 - 9.000	1,265	67,036,094.32	16.77	8.910	690	97.35	35.14
9.001 - 9.500	1,000	51,372,652.40	12.85	9.337	691	97.36	40.35
9.501 - 10.000	1,958	98,842,075.11	24.73	9.887	679	97.95	32.74
10.001 - 10.500	839	41,379,034.30	10.35	10.315	680	97.72	25.51
10.501 - 11.000	783	38,993,881.33	9.75	10.852	671	97.47	31.91
11.001 - 11.500	458	21,013,037.20	5.26	11.342	677	96.75	21.56
11.501 - 12.000	465	19,397,893.60	4.85	11.853	677	97.04	25.75
12.001 - 12.500	226	9,950,554.67	2.49	12.356	682	96.27	12.75
12.501 - 13.000	218	9,221,551.65	2.31	12.855	698	95.38	16.53
13.001 - 13.500	476	17,891,047.35	4.48	13.222	710	97.26	10.57
13.501 - 14.000	11	296,299.03	0.07	13.809	619	96.11	37.34
14.001 - 14.500	3	61,313.55	0.02	14.091	605	98.21	82.89
14.501 - 15.000	1	10,943.36	0.00	14.875	651	95.00	0.00
15.001 - 15.500	1	9,995.75	0.00	15.125	639	88.24	0.00
Total:	8,110	$399,742,539.87	100.00%	10.129%	685	97.16%	31.98%